Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Daimler Truck Financial Services USA LLC (the “Company”)
J.P. Morgan Securities LLC
BofA Securities, Inc.
SMBC Nikko Securities America, Inc.
(together, the Specified Parties):

Re: Daimler Trucks Retail Trust 2022-1 – Data Files Procedures

We have performed the procedures described below on the specified attributes in (i) an electronic data file entitled “07312022_DTRT 2022-1_Prelim Pool_Asset Data Tape_KPMG.xls” provided by the Company on August 16, 2022, containing information on 22,465 commercial vehicle receivables as of July 31, 2022 (the “Receivables Data File”), and (ii) an electronic data file entitled “07312022_DTRT 2022-1_Prelim Pool_Contract Data Tape_ KPMG.xls,” provided by the company on August 16, 2022, containing certain information related to 9,567 commercial vehicle contracts as of July 31, 2022 (the “Contracts Data File,” together with the Receivables Data File, the “Data Files”) which we were informed are intended to be included as collateral in the offering by Daimler Trucks Retail Trust 2022-1. The Company is responsible for the specified attributes identified by the Company in the Data Files.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data Files. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•
The term “Commercial Vehicle Contract” means a contract related to one or more commercial vehicle receivables originated by dealers and assigned to the Company in connection with the purchase of new and pre-owned Daimler Truck and non-Daimler Truck vehicles by obligors.

•	The term “Commercial Vehicle Receivables” means the individual vehicle receivables included in a Commercial Vehicle Contract.

•
The term “Sales Agreement” means the original, photocopy, or facsimile of the legal document or documents (i.e., installment sales contract, note and security agreement, commitment letter, or request for advance) related to a Commercial Vehicle Contract, provided by the Company. We make no representation regarding the execution of the Sales Agreement by the obligor.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “Payment Schedule Addendum” means an addendum attached to the Sales Agreement containing obligor payment details.

•	The term “Property Schedule Addendum” means an addendum attached to the Sales Agreement containing a list of Commercial Vehicle Receivables associated with the Sales Agreement.

•	The term “ALFA” means the Company’s retail portfolio management system used to track and account for its Commercial Vehicle Receivables.

•	The term “Payment Modification Agreement” means an agreement that contains updated payment terms of the Sales Agreement.

•
The term “Retail Dealer Transaction Summary” means documents provided by the dealer to the Company which include original principal balance, interest rate, and new/used classification for vehicles included in the Commercial Vehicle Contract.

•
The term “Amortization Schedule” means an amortization of the amount financed based both on interest and principal payments received in the past and expected future principal and interest payments for the Sample Commercial Vehicle Contract.

•	The term “Modification Letter” means a letter from the Company to the obligor confirming modified information from the Sales Agreement.

•	The term “DealerTrack” means the third-party title management system used by the Company for the vehicle title management.

•
The term “Title Document” means the Certificate of Title, Notice of Lien Application, Notice of Security Interest or Lien Filing, Notice of Recorded Lien, Notice of Lien Perfection, Lien Holders Release Forms, Vehicle Registration, Tax Commission, Electronic Title Copy, title screenshot from Dealertrack , Certificate of Origin for a Vehicle, or Application for Title.

•
The term “Receivable File” means any file containing some or all of the following documents for each Sample Receivable (defined below): the Sales Agreement, Payment Schedule Addendum, Property Schedule Addendum, ALFA, Payment Modification Agreement, Retail Dealer Transaction Summary, Amortization Schedule, Modification Letter, and Title Document provided by the Company.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit C.

•	The term “Provided Information” means the Instructions and Receivable Files.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected a sample of 100 Commercial Vehicle Contracts from the Contracts Data File (the “Sample Commercial Vehicle Contracts”), as listed in Exhibit A. For each Sample Commercial Vehicle Contract, we compared the VIN numbers contained in the Sales Agreement, Property Schedule Addendum, Title Document, or Modification Letter, to the “PCD_VIN” field in the Receivables Data File. We identified 302 Commercial Vehicle Receivables included in the Sales Agreements, Property Schedule Addendums, Title Documents, and Modification Letters for the 100 Sample Commercial Vehicle Contracts.

For each Sample Commercial Vehicle Contract, we randomly selected one (1) active Commercial Vehicle Receivable, resulting in 100 Commercial Vehicle Receivables (the “Sample Commercial Vehicle Receivables”), as listed in Exhibit B.

For purpose of these procedures, the Company did not inform us as to the basis for how they determined the number of Commercial Vehicle Contracts that we were instructed to randomly select from the Contracts Data File, nor the basis for randomly selecting a Commercial Vehicle Receivable for each Sample Commercial Vehicle Contract.

2

B.
For each Sample Commercial Vehicle Contract and Sample Commercial Vehicle Receivable, we compared the specified attributes in the Contracts Data File or the Receivables Data File, respectively, listed below to the corresponding information included in the Receivable File, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the specified attributes from the Contracts Data File or the Receivables Data File to the Receivable File, utilizing the Instructions, as applicable, constituted an exception. The Sources are listed in the order of priority.

Sample Commercial Vehicle Contracts

Attributes	Receivable File/Instructions

Customer Account Number	ALFA

Current Maturity Date	ALFA

Obligor State	ALFA

Next Payment Due Date	ALFA and Instructions

Current Principal Balance	ALFA and Instructions

Customer Segment	ALFA and Instructions

Balloon Amount	ALFA, Amortization Schedule, and Instructions

Origination Date	Sales Agreement

Original Principal Balance	Sales Agreement

Interest Rate	Sales Agreement

Monthly Payment Amount	Sales Agreement, Payment Schedule Addendum, Payment Modification Agreement, ALFA

Number of Scheduled Payments	Sales Agreement, Payment Schedule Addendum

Payment Frequency	Sales Agreement, Payment Schedule Addendum and Instructions

Sample Commercial Vehicle Receivables

Attributes	Receivable File/Instructions

Legal Owner or Lien Holder Name	Title Document and Instructions

Vehicle Age Classification (Model Year)	Sales Agreement, Property Schedule Addendum, Title Document, Payment Modification Agreement

Vehicle Identification Number (“VIN”)	Sales Agreement, Property Schedule Addendum, Title Document, Modification Letter

New/Used	Sales Agreement, Property Schedule Addendum, Retail Dealer Transaction Summary

Equipment Type	ALFA, Sales Agreement, Property Schedule Addendum, and Instructions

We found such information to be in agreement except as listed in Exhibit D.

3

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data Files and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Commercial Vehicle Contracts and the Commercial Vehicle Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Commercial Vehicle Contracts and the Commercial Vehicle Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Commercial Vehicle Contracts and Commercial Vehicle Receivables being securitized, (iii) the compliance of the originator of the Commercial Vehicle Contracts and the Commercial Vehicle Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Commercial Vehicle Contracts and the Commercial Vehicle Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
September 29, 2022

4

Exhibit A

The Sample Commercial Vehicle Contracts

Sample Commercial Vehicle Contract Number	Contract Number (*)	Sample Commercial Vehicle Contract Number	Contract Number (*)	Sample Commercial Vehicle Contract Number	Contract Number (*)
1	35	35	3759	69	7100
2	91	36	3769	70	7191
3	159	37	3788	71	7224
4	226	38	3839	72	7234
5	234	39	3896	73	7240
6	319	40	3951	74	7271
7	340	41	4040	75	7277
8	406	42	4212	76	7396
9	671	43	4234	77	7415
10	887	44	4263	78	7507
11	958	45	4282	79	7511
12	980	46	4340	80	7513
13	1005	47	4470	81	7514
14	1063	48	4534	82	7541
15	1090	49	4810	83	7659
16	1106	50	4821	84	7706
17	1267	51	4852	85	8050
18	1510	52	4975	86	8207
19	1642	53	4981	87	8317
20	1896	54	5390	88	8349
21	2035	55	5473	89	8447
22	2079	56	5540	90	8472
23	2177	57	5728	91	8695
24	2283	58	5787	92	8715
25	2420	59	5879	93	8845
26	2562	60	5901	94	8871
27	2615	61	6082	95	9042
28	2634	62	6099	96	9130
29	2636	63	6128	97	9361
30	2996	64	6211	98	9442
31	3018	65	6310	99	9451
32	3216	66	6340	100	9531
33	3619	67	6597
34	3732	68	6842

(*)	Representing the sequential number of the Commercial Vehicle Contract appearing in the Contracts Data File.

A-1

Exhibit B

The Sample Commercial Vehicle Receivables

Sample Commercial Vehicle Receivable Number	Receivable Number (*)	Sample Commercial Vehicle Receivable Number	Receivable Number (*)	Sample Commercial Vehicle Receivable Number	Receivable Number (*)
1	99	35	9314	69	16266
2	243	36	9348	70	16479
3	475	37	9385	71	16551
4	620	38	9468	72	16578
5	682	39	9617	73	16605
6	882	40	9729	74	16705
7	1003	41	9943	75	16718
8	1147	42	10312	76	16995
9	1847	43	10372	77	17072
10	2274	44	10445	78	17353
11	2400	45	10486	79	17366
12	2465	46	10584	80	17368
13	2559	47	10814	81	17369
14	2676	48	10940	82	17411
15	2715	49	11579	83	17800
16	2759	50	11597	84	17940
17	3082	51	11646	85	19136
18	3652	52	11905	86	19462
19	3946	53	11911	87	19714
20	4755	54	12718	88	19802
21	5069	55	12873	89	20010
22	5231	56	12991	90	20057
23	5501	57	13291	91	20484
24	5767	58	13405	92	20510
25	6079	59	13570	93	20783
26	6383	60	13606	94	20819
27	6522	61	13923	95	21173
28	6547	62	13949	96	21359
29	6556	63	14074	97	21866
30	7453	64	14219	98	22132
31	7475	65	14556	99	22157
32	7845	66	14645	100	22372
33	8965	67	15257
34	9236	68	15728

(*)	Representing the sequential number of the Commercial Vehicle Receivable appearing in the Receivables Data File.

B-1

Exhibit C

Attribute	Instructions
Next Payment Due Date
If there was a payment posted in ALFA after July 31, 2022, and the Next Payment Due Date in the Contracts Data File is one (1) month before the Next Payment Due Date reflected in ALFA, deem the Next Payment Due Date to be in agreement.

For Sample Commercial Vehicle Contracts #14 and #51, for which the Next Payment Due Date was not available in ALFA due to the contract termination after July 31, 2022, compare the Next Payment Due Date to the respective payment date in the month following the “Paid-to Date” reflected in ALFA.

Current Principal Balance
If the Current Principal Balance in the Contracts Data File does not agree with the information in ALFA, recompute the Current Principal Balance by adding the principal amount from all payments posted in ALFA after July 31, 2022 to the Current Principal Balance listed in ALFA.

For Sample Commercial Vehicle Contracts #14 and #51, for which the Current Principal Balance was $0.00 in ALFA due to the contract termination after July 31, 2022. As such, the Company instructed us not to perform the procedure on the Current Principal Balance.

Customer Segment
Consider Sample Commercial Vehicle Contracts to be “Small Business,” “Fleet,” or “Pledgeline Business” if the  Miscellaneous screen within ALFA indicated, respectively:
     –      Owner Operator or Small Fleet
     –      Medium Fleet, Large Fleet, X-Large Fleet, or Mega Fleet
     –      or Dealer Customer Leasing Company, Dealer Customer Non-Daimler, or Deal Customer Daimler Independent

Balloon Amount
Perform procedures for Balloon Amount if the “PCD_BALLOON_IND” filed in the Contracts Data File indicated “Y.” For Sample Commercial Vehicle Contracts for which the Balloon Amount in the Contracts Data File does not agree with the information in ALFA, compare the Balloon Amount to the payment amount in the last period of the Amortization Schedule.

Payment Frequency	Payment Frequency of “1” in the Contracts Data File means monthly payment frequency.

Legal Owner/Lien Holder Name
Observe that the Company’s name appears in the Title Document as the Legal Owner or Lien Holder. Consider variations due to spelling, abbreviation, or truncation of the full legal name to be acceptable, to the extent such variation refers to “MERCEDES BENZ” or "Daimler.”

For Sample Commercial Vehicle Receivables #51, #64, and #72, for which the Customer Segment is “Pledgeline Business”, the Company informed us that, these Commercial Vehicle Receivables are part of the Company's Pledgeline program, whereby the Pledgeline customer's name must be listed as the primary or only lienholder on the vehicle. As such, for these Commercial Vehicle Receivables, the Company instructed us to deem Pledgeline's customer name to be acceptable lienholder's name on the Title Document. These were not deemed as exceptions.

Equipment Type	Consider the terms “Truck” and “Tractor” to be interchangeable in the Receivables Data File, Sales Agreement, and Property Schedule Addendum.

C-1

Exhibit D

Exception List

Sample Commercial Vehicle Contract Number	Contract Number	Attribute	Per Contracts Data File	Per Receivable File

15	1090	Original Principal Balance	$170,385.20	$170,895.20

D-1